EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350



Brandon Stauber, as Chief Executive Officer of INETEVENTS, INC., a Delaware corporation (the "Company"), hereby certifies, pursuant to 18 U.S.C.ss.1350, that

     (1) the Company's Annual Report of Form 10-KSB for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 15, 2003                       /s/ BRANDON STAUBER
                                            __________________________
                                            Brandon Stauber
                                            Chief Executive Officer
                                            INETEVENTS, INC.